BEA Income Fund, Inc.
153 East 53rd Street
New York, NY 10022

                 ---------------------------------------------
OFFICERS AND DIRECTORS

Daniel H. Sigg         Michael A. Pignataro
CHAIRMAN AND CHIEF     ASSISTANT VICE
EXECUTIVE OFFICER      PRESIDENT
Robert J. Moore        AND ASSISTANT
PRESIDENT AND CHIEF    SECRETARY
INVESTMENT OFFICER     Hal Liebes
Prof. Enrique R.       SECRETARY
Arzac                  Harvey M. Rosen
DIRECTOR               TREASURER
Lawrence J. Fox        Paul P. Stamler
DIRECTOR               ASSISTANT TREASURER
James S. Pasman, Jr.   John M. Corcoran
DIRECTOR               ASSISTANT TREASURER
Richard J. Lindquist
VICE PRESIDENT

                 ---------------------------------------------
INVESTMENT ADVISER

BEA Associates
153 East 53rd Street
New York, New York 10022
            --------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank, N.A.
73 Tremont Street
Boston, Massachusetts 02108
            --------------------------------------------------------
CUSTODIAN
The Chase Manhattan Bank, N.A.
770 Broadway
New York, New York 10003
            --------------------------------------------------------
SHAREHOLDER SERVICING AGENT
The Chase Manhattan Bank, N.A.
770 Broadway
New York, New York 10003
Phone 1-800-428-8890
            --------------------------------------------------------
LEGAL COUNSEL
Willkie Farr & Gallagher
153 East 53rd Street
New York, New York 10022
            --------------------------------------------------------
INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

            --------------------------------------------------------
INCREASE YOUR FUND HOLDINGS THROUGH DIVIDEND REINVESTMENT AND DIRECT CASH PURCHASES

The Fund offers the opportunity for all shareholders to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Under the Plan, participating shareholders receive, in lieu of cash dividends, common stock of the Fund. In addition, participants in the Plan have the option of making voluntary cash payments of $100 to $3,000 (per investment period), plus any dividends received in cash, to the Plan Agent to purchase Fund shares in the open market. A brochure further describing the Plan and additional information concerning terms and conditions, and any applicable charges relating to the Plan, can be obtained from the Plan's agent at (800) 428-8890.

                                     [LOGO]

                             BEA Income Fund, Inc.

                                     [LOGO]

                                 ANNUAL REPORT
                               December 31, 1995

BEA INCOME FUND, INC.

----------
Dear Shareholders:                                              February 8, 1996

We are pleased to report on the results of the BEA Income Fund, Inc. (the "Fund") for the year ended December 31, 1995.
    At December 31, 1995 the Fund's net asset value (NAV) was $8.63, compared to an NAV of $8.05 at December 31, 1994. As a result, the Fund's total return (based on NAV and assuming reinvestment of dividends) was 17.41%.
    Many investors will remember 1995 primarily as a great year for the U.S. equity market. In fact, last year was equally notable as a superb period for the world's bond markets. Viewed in local currency terms, every major bond market produced a strong positive return for the year, falling in a range from a low return of around 14% in Japan and New Zealand to a high of more than 19% in such markets as Australia, Denmark, Spain and Sweden. Buoyed by an increasingly positive interest rate environment, the U.S. bond market came in near the top of this range.
    During the fourth quarter, the bond market continued to rally, as a result of a sharp decline in interest rates across the maturity curve. The yield curve steepened modestly, with two and three year notes rallying 65 basis points, while ten and thirty year bonds rallied 55 basis points. Both quarterly and annual returns for the major domestic fixed income sectors were clustered rather closely together, with mortgages and asset-backed securities being the only real laggards.
    We continue to favor sectors where we can achieve additional yield relative to that of Treasury securities. In the government sector, our strategy continues to be neutral with regard to both duration and the yield curve. We continue to be defensive in our traditional investment grade exposure. While our exposure in this sector remains light, we continue to hold positions in BBB-rated industrials and high-quality financials which outperform similar-rated industrials. The portfolio continues to be underweighted in traditional high grade utilities due to concerns regarding new regulations on competition. We are closely monitoring the situation and will look to add positions in the first half of 1996.
    The mortgage backed securities market had an unusual year, as the dominant investors became money managers and the mortgage agencies themselves (FHLMC and FNMA), as opposed to yield-oriented insurance companies, banks or mutual funds. During the first half of the year, the sharp drop in interest rates brought back memories of rapid prepayments causing mortgage securi-

ties to become underpriced relative to their actual risk.
Believing that substantial prepayments were not likely to materialize (and they have not), we increased our mortgage allocation at the height of prepayment fears in June. Soon the market adjusted for its overreaction as substantial prepayments did not materialize.
    During the third and fourth quarters, two new events caused prices to decline in this sector. First, FASB allowed a one-time window for financial institutions to reclassify securities. This led to fears of massive selling of mortgage securities, which never actually materialized. The second event was a statement by the S&P rating agency that insurance companies would be penalized for holding mortgages, causing concern that insurance companies may shy away from the sector. Looking into 1996, we expect that investors will realize that mortgage-backed securities, compared with corporates, provide the best relative value to treasuries. We will continue to participate in this sector primarily through investments in seasoned agency passthroughs. We will diversify our asset backed securities allocation to include different collateral types and increase our exposure to the commercial mortgage market as increasing attention from mainstream fixed income investors will lead to spread compression in these sectors.
    For the fourth quarter of 1995, the U.S. High Yield market, as measured by the Salomon Brothers High Yield Index, posted positive performance of 4.03% as new cash buyers continued to enter the market. High yield spreads widened versus treasuries, however, as interest rates drifted lower during the fourth quarter. The U.S. High Yield market's positive return was driven by a gain of 4.69% in the CCC-rated sector followed by gains of 4.39% in the BB-rated sector and 3.38% in the B-rated sector. During the quarter, the cash-pay sector posted a total return of 3.83% versus 6.66% in the deferred interest sector and 4.00% in the bankrupt sector. High yield mutual fund investors continued to enter the market, with AMG Data Services reporting inflows of $2.8 billion during the quarter. Net High Yield inflows of $10.7 billion for 1995 can be compared with net inflows of $1.4 billion for 1994. Net issuance for the fourth quarter totaled $12.2 billion and for 1995 totaled 48.2 billion versus 42.1 billion in 1994. The average market weighted new issue offer yield for the fourth quarter of 1995 was 10.41%.
    Our long term outlook continues to be positive for the credit fundamentals of many U.S. high yield issuers. We remain positive on selected gaming companies, partic-ularly Atlantic City and Las Vegas, and industry sectors such as health care and cable where we have witnessed continued merger activity, on most sectors of the telecommunications industry and a few selected cyclical sectors. The expectation of lower interest rates should also benefit the U.S. High Yield market as money should continue to flow into the market from yield seeking investors.
    Looking forward, our primary concerns for the next three to six months are focused on the increased potential for negative surprises (budget impasse or no further rate cuts) and their potential impact on the market. This could manifest itself in higher interest rates and volatility and lower liquidity.
    We appreciate your interest in the Fund and would be pleased to respond to your questions or comments. Any questions regarding net asset value, performance, dividends, portfolio allocations, or management can be directed to BEA Associates at (800) 293-1232. All other inquiries regarding account information or requests for a prospectus or other reports should be directed to the Shareholder Servicing Agent at (800) 428-8890.

Sincerely yours,

         [SIGN]

Robert J. Moore
PRESIDENT AND CHIEF INVESTMENT OFFICER*

          [SIG]

Daniel H. Sigg
CHAIRMAN AND CHIEF EXECUTIVE OFFICER*

    *Robert J. Moore, who is a member of the Executive Committee of BEA Associates and holds the offices of Executive Director and Chief Operating Officer of BEA Associates, is primarily responsible for management of the Fund's assets. He has served in such capacity since BEA Associates became the Investment Adviser to the Fund on June 13, 1995. Mr. Moore joined BEA Associates in 1987. Mr. Moore is President and Chief Investment Officer of the Fund and is also President and Chief Investment Officer of the BEA Strategic Income Fund, Inc.

    Daniel H. Sigg is a member of the Executive Committee of BEA Associates and holds the offices of Executive Director and Chief Financial Officer of BEA Associates. Mr. Sigg joined BEA Associates in 1990. Mr. Sigg is Chairman of the Board and Chief Executive Officer of the Fund. He has served in such capacity since BEA Associates became the Investment Adviser to the Fund on June 13, 1995. He is also Chairman of the Board and Chief Executive Officer of the BEA Strategic Income Fund, Inc. and Director and Senior Vice President of The Brazilian Equity Fund, Inc., The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Indonesia Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc., and The Portugal Fund, Inc.

PORTFOLIO OF INVESTMENTS
-----------------

DECEMBER 31, 1995

                                                                 Face
                                                 Moody's       Amount         Value
                                                 Ratings        (000)    (Note A-1)
----------------------------------------------------------------------------------
-----------------
CORPORATE OBLIGATIONS (81.7%)
----------------------------------------------------------------------------------
-----------------
COMMUNICATIONS (17.0%)
       (4)  Adelphia Communications,
             Series B, Sr. Notes
             9.50%, 2/15/04                          B3   $      574   $    467,748
       (8)  American Telecasting, Inc.
             Sr. Discount Notes
             0.00%, 6/15/04                         Caa          113         77,688
            A+ Network, Inc.
             Sr. Sub. Notes
             11.875, 11/1/05                        Caa          750        750,000
            Cablevision Industries Corp.
             Sr. Debentures
             9.25%, 4/1/08                           B1          975      1,043,250
            Cablevision Systems Corp.
             Sr. Sub. Debentures
             9.875%, 2/15/13                         B3          750        798,750
            Century Communications Corp.
             Sr. Notes
             9.75%, 2/15/02                         Ba3          500        515,000
            Chancellor Broadcasting Co.
             Gtd. Sr. Sub. Notes
             12.50%, 10/1/04                         B3        1,000      1,067,500
            Citicasters, Inc.,
             Series B, Sr. Sub. Notes
             9.75%, 2/15/04                         N/R        1,500      1,530,000
            Comcast Corp.:
            Sr. Sub. Notes
             9.125%, 10/15/06                        B1          750        780,937
            Sr. Sub. Notes
             9.375%, 5/15/05                         B1          300        313,500
       (8)  Commodore Media, Inc.
             Sr. Sub. Notes
             7.50%, 5/1/03                           B3          300        282,000
            Continental Cablevision, Inc.:
            Sr. Debentures
             9.50%, 8/1/13                          Ba2        1,250      1,331,250
            Sr. Sub. Debentures
             11.00%, 6/1/07                          B1        1,150      1,285,125
       (8)  Dial Call Communications
             Sr. Discount Notes
             0.00%, 4/15/04                         Caa          750        427,500
       (8)  Diamond Cable Communications
             Co.
             Yankee Sr. Discount Notes
             0.00%, 12/15/05                         B3        1,850      1,089,188

                                                                 Face
                                                 Moody's       Amount         Value
                                                 Ratings        (000)    (Note A-1)
----------------------------------------------------------------------------------
-----------------

       (4)  Falcon Holdings Group L.P.
             Sr. Sub. Notes
             11.00%, 9/15/03                        N/R   $    1,597   $  1,516,688
            Galaxy Telecommunications L.P.
             Sr. Sub. Notes
             12.375%, 10/1/05                        B3          300        299,250
            General Media, Inc.,
             Sr. Notes
             10.625%, 12/31/00                      Caa          625        437,500
            Granite Broadcasting Corp.
             Sr. Sub. Notes
             10.375%, 5/15/05                        B3          300        307,875
       (8)  Helicon Group L.P.
             Sr. Secured Notes
             9.00%, 11/1/03                          B1        2,000      1,940,000
            Heritage Media Corp.
             Gtd. Sr. Sub. Notes
             11.00%, 10/1/02                         B2        1,500      1,578,750
       (8)  Imax Corp.,
             Series B, Yankee Sr. Notes
             7.00%, 3/1/01                           B1        1,000        992,500
    (6)(8)  In-Flight Phone Corp.,
             Series B, Sr. Discount Notes
             0.00%, 5/15/02                         Caa        1,000        330,000
       (8)  IntelCom Group, Inc.
             Sr. Discount Notes
             0.00%, 9/15/05                         N/R          650        370,500
            Jones Intercable, Inc.
             Sr. Sub. Debentures
             11.50%, 7/15/04                         B1        1,000      1,110,000
            Lenfest Communications, Inc.
             Sr. Notes
             8.375%, 11/1/05                        Ba3          250        250,625
            Metrocall, Inc.
             Sr. Sub. Notes
             10.375%, 10/1/07                        B2          500        530,000
       (8)  MFS Communications Co., Inc.
             Discount Notes
             0.00%, 1/15/04                          B1        1,000        807,500
            Mobile Telecommunications
             Technologies Corp.
             Sr. Sub. Notes
             13.50%, 12/15/02                        B2          500        557,500
       (8)  Nextel Communications
             Sr. Notes
             0.00%, 8/15/04                          B3        2,300      1,247,750
            NWCG Holding Corp.,
             Series B, Sr. Discount Notes
             Zero Coupon, 6/15/99                   Caa        1,000        670,000

    The accompanying notes are an integral part of the financial statements.

                                                                 Face
                                                 Moody's       Amount         Value
                                                 Ratings        (000)    (Note A-1)
----------------------------------------------------------------------------------
-----------------
       (8)  Pagemart Nationwide, Inc.,
             Sr. Disc. Notes
             0.00%, 2/1/05                          N/R   $    2,000   $  1,300,000
            Paging Network, Inc.
             Sr. Sub. Notes
             10.125%, 8/1/07                         B2        1,000      1,088,750
            Pegasus Media & Communications,
             Inc.,
             Series B, Notes
             12.50%, 7/1/05                          B3          250        247,500
       (8)  PriCellular Wireless Corp.
             Sr. Discount Notes
             0.00%, 10/1/03                          B3          500        386,250
            Rogers Cablesystems Ltd.,
             Series A, Yankee Sr. Secured
             2nd Priority Notes
             10.00%, 3/15/05                        Ba3          300        322,500
       (2)  Scott Cable Communications,
             Inc.
             Sub. Debentures
             12.25%, 4/15/01                         B3          500        325,000
    (2)(6)  Simmons Cable
             Sr. Sub. Notes
             15.747%, 4/30/96                       N/R          750        375,000
            Sinclair Broadcast Group
             Sr. Sub. Notes
             10.00%, 9/30/05                         B1          500        511,250
            Spanish Broadcasting Systems
             Sr. Notes
             7.50%, 6/15/02                          B3        1,500      1,468,125
            Summit Communications
             Sr. Sub. Debentures
             10.50%, 4/15/05                         B1          500        557,500
            United International Holdings:
            Discount Notes
             Zero Coupon, 1/15/99                    B3        3,000      1,890,000
            Sr. Secured Debentures Zero
             Coupon, 11/15/99                        B3          500        302,500
            Univision Network Holding L.P.
             Sub. Notes
             Zero Coupon, 12/17/02                  N/R        1,500        945,000
       (8)  Videotron Holdings plc
             Yankee Discount Notes
             0.00%, 8/15/05                          B3        2,000      1,240,000
                                                                       ------------
            GROUP TOTAL                                                  35,665,249
                                                                       ------------
----------------------------------------------------------------------------------
-----------------
                                                                 Face
                                                 Moody's       Amount         Value
                                                 Ratings        (000)    (Note A-1)
----------------------------------------------------------------------------------
-----------------

CONSUMER PRODUCTS (4.6%)
            American Rice, Inc.
             Secured Mortgage Notes
             13.00%, 7/31/02                         B3   $      500   $    470,000
            Fort Howard Corp.
             Sub. Notes
             10.00%, 3/15/03                         B2        1,250      1,287,500
            Jordan Industries, Inc
             Sr. Notes
             10.375%, 8/1/03                         B3        1,200      1,068,000
            Mail-Well Corp.
             Sr. Sub. Notes
             10.50%, 2/15/04                         B2        1,500      1,447,500
            Marvel III Holdings, Inc.,
             Series B, Sr. Secured
             Debentures
             9.125%, 2/15/98                        Caa        1,100      1,012,000
            Renaissance Cosmetics, Inc.,
             Series B, Sr. Notes
             13.75%, 8/15/01                        N/R        1,500      1,492,500
            Revlon Consumer Products, Inc.,
             Series B, Sr. Sub. Notes
             10.50%, 2/15/03                         B3        1,000      1,020,000
            Revlon Worldwide Corp.
             Sr. Secured Discount Notes
             Zero Coupon, 3/15/98                    B3          850        631,125
            Sherritt, Inc.
             Yankee Debentures
             10.50%, 3/31/14                         B1          375        400,312
       (8)  Specialty Foods Acquisition
             Corp.,
             Series B, Sr. Secured
             Discount Debentures
             0.00%, 8/15/05                          Ca        2,000        920,000
                                                                       ------------
            GROUP TOTAL                                                   9,748,937
                                                                       ------------
----------------------------------------------------------------------------------
-----------------
FINANCE (7.5%)
            American Express Co.
             Eurobond
             Zero Coupon, 12/12/00                  N/R        5,000      3,746,500
            GMAC
             Medium Term Notes
             5.95%, 12/14/98                         A3        4,000      4,025,480
       (3)  Goldman Sachs Group L.P.
             Medium Term Notes
             6.20%, 2/15/01                          A1        3,000      2,970,000
            GPA Holland B.V.
             Medium Term Notes
       (3)  8.50%, 3/3/97                           N/R          550        536,250
       (3)  8.625%, 1/15/99                         Caa          750        674,062
       (3)  9.12%, 2/24/99                          Caa          250        227,188
            Tiphook Financial Corp.
             Gtd. Notes
             8.00%, 3/15/00                         Caa          697        484,415
            Western National Corp.
             Sr. Notes
             7.125%, 2/15/04                       Baa1        3,000      3,089,010
                                                                       ------------
            GROUP TOTAL                                                  15,752,905
                                                                       ------------
----------------------------------------------------------------------------------
-----------------

    The accompanying notes are an integral part of the financial statements.

                                                                 Face
                                                 Moody's       Amount         Value
                                                 Ratings        (000)    (Note A-1)
----------------------------------------------------------------------------------
-----------------
INDUSTRIAL (13.9%)
            AK Steel Corp.
             Gtd. Sr. Notes
             10.75%, 4/1/04                         Ba3   $      950   $  1,050,937
       (3)  Alpine Group, Inc.
             Gtd. Sr. Notes
             12.25%, 7/15/03                         B3        1,750      1,715,000
            Arcadian Partners L.P.,
             Series B, Sr. Notes
             10.75%, 5/1/05                          B2          900        994,500
            Armco, Inc.
             Sr. Notes
             11.375%, 10/15/99                       B2          815        847,600
            Bayou Steel Corp.
             First Mortgage Notes
             10.25%, 3/1/01                          B2          500        442,500
            Berg Electronics Inc.,
             Gtd. Sub. Debentures
             11.375%, 5/1/03                         B3        1,000      1,100,000
            Boise Cascade Corp.
             Notes
             9.85%, 6/15/02                        Baa3        3,000      3,465,000
            Container Corp. of America
             Gtd. Sr. Notes
             9.75%, 4/1/03                           B1          500        487,500
            Crown Paper Co.
             Sr. Sub. Notes
             11.00%, 9/1/05                          B3          500        437,500
            Doman Industries Ltd.
             Yankee Gtd. Sr. Notes
             8.75%, 3/15/04                         Ba3          650        624,000
            Easco Corp.,
             Series B, Sr. Notes
             10.00%, 3/15/01                         B1          500        500,000
            Geneva Steel Co.
             Sr. Notes
             9.50%, 1/15/04                          B1          250        195,000
            Genmar Holdings,
             Series A, Sr. Sub. Notes
             13.50%, 7/15/01                        Caa          500        465,000
            GNF Corp.,
             Series B, First Mortgage Notes
             10.625%, 4/1/03                         B2        1,200      1,119,000
            Grupo Industrial
             Durango Yankee Notes
             12.00%, 7/15/01                         B1          150        125,250
            Gulf States Steel Corp.,
             First Mortgage Notes
             13.50%, 4/15/03                         B1          400        346,000
       (3)  Hanson America, Inc.
             Conv. Sr. Discount Notes
             2.39%, 3/1/01                           A3        2,000      1,670,000
            Harris Chemical N.A.:
       (8)  Sr. Secured Debentures
             0.00%, 7/15/01                          B2        1,700      1,615,000
            Notes
             10.75%, 10/15/03                        B3          250        227,500
            Huntsman Corp.
             First Mortgage Notes
             11.00%, 4/15/04                         B1          750        859,500
                                                                 Face
                                                 Moody's       Amount         Value
                                                 Ratings        (000)    (Note A-1)
----------------------------------------------------------------------------------
-----------------
       (8)  INDSPEC Chemical Corp.
             Sr. Sub. Discount Notes
             0.00%, 12/1/03                          B3   $    1,496   $  1,196,800
            Malette, Inc.
             Sr. Secured Debentures
             12.25%, 7/15/04                        Ba3        1,000      1,120,000
            NL Industries:
            Sr. Secured Debentures
             11.75%, 10/15/03                        B1          500        533,750
       (8)  Sr. Secured Discount Debentures
             0.00%, 10/15/05                         B2        1,000        750,000
            Repap Wisconsin, Inc.
             Sr. Secured Debentures
             9.875%, 5/1/06                          B3          400        379,000
            Trans-Resources, Inc.
             Sr. Sub. Notes
             11.875%, 7/1/02                         B2          500        458,750
            UCC Investor's Holdings, Inc.
             Sr. Sub. Notes
             11.00%, 5/1/03                          B3        1,500      1,515,000
            Uniroyal Technology Corp.
             Sr. Secured Debentures
             11.75%, 6/1/03                          B2          500        467,500
            USX Corp.
             Notes
             9.625%, 8/15/03                       Baa3        3,000      3,501,810
            WCI Steel, Inc.,
             Series B, Sr. Notes
             10.50%, 3/1/02                          B1          600        582,000
            WHX Corp.
             Sr. Notes
             9.375%, 11/15/03                        B1          500        472,500
                                                                       ------------
            GROUP TOTAL                                                  29,263,897
                                                                       ------------
----------------------------------------------------------------------------------
-----------------
MANUFACTURING (12.8%)
       (8)  American Standard, Inc.
             Sr. Sub. Debentures
             0.00%, 6/1/05                           B1        2,100      1,800,750
            Associated Materials, Inc.
             Sr. Sub. Notes
             11.50%, 8/15/03                         B3          500        395,000
            Atlantis Group, Inc.
             Sr. Notes
             11.00%, 2/15/03                         B2          585        511,875
       (8)  Building Materials Corp.
             Series B, Notes
             0.00%, 7/1/04                           B1        1,200        816,000
            Consoltex Group, Inc.
             Series B, Gtd. Sr. Sub. Notes
             11.00%, 10/1/03                         B2        1,000        900,000
       (8)  Crown Packaging Holdings,
             Series B, Sr. Sub. Notes
             0.00%, 11/1/03                         Caa        2,550      1,122,000
            Domtar, Inc.
             Yankee Debentures
             11.25%, 9/15/17                        Ba1        1,250      1,329,687

    The accompanying notes are an integral part of the financial statements.

                                                                 Face
                                                 Moody's       Amount         Value
                                                 Ratings        (000)    (Note A-1)
----------------------------------------------------------------------------------
-----------------
       (8)  Exide Corp.
             Sr. Sub. Debentures
             0.00%, 12/15/04                         B2   $    1,000   $    840,000
            Gaylord Container Corp.:
            Sr. Notes
             11.50%, 5/15/01                         B3        1,700      1,751,000
       (8)  Sr. Sub. Debentures
             0.00%, 5/15/05                         Caa        1,000        985,000
            G.I. Holdings, Inc.,
             Series B, Sr. Deferred Notes
             Zero Coupon,
             10/1/98                                Ba3        1,000        775,000
            Interlake Corp.
             Sr. Sub. Debentures
             12.125%, 3/1/02                         B3        1,000        950,000
       (2)  Ithaca Industries, Inc.
             Sr. Sub. Notes
             11.125%, 12/15/02                       Ca          900        360,000
       (8)  Ivex Holdings Corp.
             Sr. Debentures
             0.00%, 3/15/05                         Caa        1,500        840,000
            Mafco, Inc.
             Sr. Sub. Notes
             11.875%, 11/15/02                       B3          550        563,063
            MVE Inc.,
             Sr. Secured Debentures
             12.50%, 2/15/02                         B3          650        650,000
            Plastic Specialties &
             Technology
             Sr. Secured Debentures
             11.25%, 12/1/03                         B3          500        452,500
            Rexene Corp.
             Sr. Notes
             11.75%, 12/1/04                         B1        1,000      1,047,500
            Riverwood International Corp.
             Sr. Sub. Notes
             10.375%, 6/30/04                        B1          500        556,250
            Sheffield Steel Corp.
             First Mortgage Notes
             12.00%, 11/1/01                         B3        1,250      1,087,500
       (8)  Silgan Holdings, Inc.
             Sr. Debentures
             0.00%, 12/15/02                         B3        1,000        945,000
            Specialty Equipment Co., Inc.
             Sr. Sub. Notes
             11.375%, 12/1/03                        B3        1,500      1,522,500
            Stone Container Corp.
             First Mortgage Notes
             10.75%, 10/1/02                         B1        1,450      1,497,125
            Synthetic Industries, Inc.
             Sr. Sub. Notes
             12.75%, 12/1/02                         B3        1,450      1,421,000
       (3)  Terex Corp.
             Gtd. Sr. Notes
             13.75%, 5/15/02                        Caa        1,500      1,312,500
            Tracor, Inc.,
             Series A, Gtd. Sr. Sub. Notes
             10.875%, 8/15/01                        B2          500        517,500
            U.S. Leather, Inc.
             Sr. Notes
             10.25%, 7/31/03                         B3        1,750      1,478,750
                                                                 Face
                                                 Moody's       Amount         Value
                                                 Ratings        (000)    (Note A-1)
----------------------------------------------------------------------------------
-----------------

            USG Corp.,
             Series B, Sr. Sec. Debentures
             9.25%, 9/15/01                         Ba3   $      500   $    535,000
                                                                       ------------
            GROUP TOTAL                                                  26,962,500
                                                                       ------------
----------------------------------------------------------------------------------
-----------------
OIL, GAS & ELECTRIC (3.6%)
            Energy Ventures, Inc.,
             Series B, Gtd. Sr. Notes
             10.25%, 3/15/04                         B1          500        522,500
            Forest Oil Corp.
             Sr. Sub. Notes
             11.25%, 9/1/03                          B3          500        475,000
            Giant Industries, Inc.
             Sr. Sub. Notes
             9.75%, 11/15/03                         B2          500        500,000
            Gulf Canada Resources Ltd.
             Sr. Sub. Debentures
             9.25%, 1/15/04                         Ba3          850        863,813
            H.S. Resources, Inc.
             Sr. Sub. Notes
             9.875%, 12/1/03                         B1          500        489,375
            Mesa, Inc.
             Secured Notes
             12.75%, 6/30/98                        Caa        1,725      1,526,625
            Petro PSC Properties L.P.
             Senior Notes
             12.50%, 6/1/02                          B3          500        475,000
            Southeastern Public Service Co.
             Sr. Sub. Debentures
             11.875%, 2/1/98                        Caa          628        632,710
            Tesoro Petroleum Corp.
             Notes
             13.00%, 12/1/00                         B2        1,000      1,030,000
            Wilrig A/S
             Sr. Secured Debentures
             11.25%, 3/15/04                         B2        1,000      1,110,000
                                                                       ------------
            GROUP TOTAL                                                   7,625,023
                                                                       ------------
----------------------------------------------------------------------------------
-----------------
RETAIL TRADE (5.5%)
            Big V Supermarkets, Inc.
             Sr. Sub. Notes
             11.00%, 2/15/04                         B3        1,675      1,308,594
            Brylane L.P.
             Gtd. Sr. Sub. Notes
             10.00%, 9/1/03                          B2          500        442,500
            County Seat Stores, Inc.
             Sr. Sub. Notes
             12.00%, 10/1/02                         B3        1,520      1,307,200
            Dairy Mart Conveniences Stores,
             Inc.
             Sr. Sub. Notes
             10.25%, 3/15/04                         B3        1,750      1,505,000
            Duane Reade Corp.
             Sr. Notes
             12.00%, 9/15/02                         B3        1,500      1,417,500
            Farm Fresh, Inc.
             Sr. Notes
             12.25%, 10/1/00                         B2        1,360      1,128,800

    The accompanying notes are an integral part of the financial statements.

                                                                 Face
                                                 Moody's       Amount         Value
                                                 Ratings        (000)    (Note A-1)
----------------------------------------------------------------------------------
-----------------
            Great American Cookie,
             Series B, Sr. Sec. Debentures
             10.875%, 1/15/01                        B3   $    1,250   $  1,056,250
            Hills Stores Co.
             Sr. Notes
             10.25%, 9/30/03                         B1        1,250      1,101,563
            Pathmark Stores, Inc.
       (8)  Jr. Sub. Notes
             0.00%, 11/1/03                          B3        1,650      1,010,625
            Sr. Sub. Notes
             9.625%, 5/1/03                          B2          250        243,125
       (4)  Town & Country Corp.
             Sr. Sub. Notes
             13.00%, 5/31/98                        Caa          878        434,698
            Waban, Inc.
             Sr. Sub. Notes
             11.00%, 5/15/04                        Ba3          500        511,250
                                                                       ------------
            GROUP TOTAL                                                  11,467,105
                                                                       ------------
----------------------------------------------------------------------------------
-----------------
SERVICES (14.2%)
            Allied Waste Industries
             Sr. Sub. Notes
             12.00%, 2/1/04                          B3          400        432,500
            American Banknote Corp.,
             Series B, Sr. Notes
             11.625%, 8/1/02                         B2          750        337,500
            American Restaurant Group,
             Inc.,
             Series A, Notes
             12.00%, 9/15/98                         B2        1,500      1,125,000
            Bally's Casino Holdings, Inc.
             Sr. Discount Notes Zero
             Coupon, 6/15/98                         B2        1,500      1,207,500
            Bally's Health & Tennis
             Sr. Sub. Notes
             13.00%, 1/15/03                         B3        1,000        820,000
            Bally's Park Place Funding,
             Inc.
             First Mortgage Notes
             9.25%, 3/15/04                         Ba3          400        404,000
            Boomtown, Inc.
             First Mortgage Notes
             11.50%, 11/1/03                         B1          500        410,000
            Casino America, Inc.
             First Mortgage Bonds
             11.50%, 11/15/01                        B1        1,000        925,000
            CCP Insurance, Inc.
             Sr. Notes
             10.50%, 12/15/04                       Ba2        3,000      3,210,000
            Cinemark USA, Inc.
             Sr. Secured Debentures
             12.00%, 6/1/02                          B1          500        545,000
       (3)  Coinmach Corp.
             Sr. Notes
             11.75%, 11/15/05                        B2        1,055      1,070,825
            Community Health Systems
             Sr. Sub. Debentures
             10.25%, 11/30/03                        B2          500        540,000
                                                                 Face
                                                 Moody's       Amount         Value
                                                 Ratings        (000)    (Note A-1)
----------------------------------------------------------------------------------
-----------------

       (2)  Elsinore Corp.
             First Mortgage Notes
             12.50%, 10/1/00                        N/R   $    1,500   $    675,000
            G.B. Property Funding Corp.
             First Mortgage Notes
             10.875%, 1/15/04                        B2        1,000        877,500
       (4)  General Medical Corp.,
             Series A, Sub. Debentures
             12.125%, 8/15/05                       Caa        1,887      1,971,915
            Gillett Holdings, Inc.
             Sr. Sub. Notes
             12.25%, 6/30/02                        N/R          744        786,686
            Grand Casinos, Inc.,
             First Mortgage Notes
             10.125%, 12/1/03                       Ba3        1,000      1,042,500
            Griffin Gaming & Entertainment
             Sr. Notes
             11.00%, 9/15/03                        N/R        1,000        935,000
 (2)(4)(6)  Hemmeter Enterprises, Inc.
             Sr. Notes
             12.00%, 12/15/00                       N/R          892        356,630
            ICON Health & Fitness, Inc.
             Series B, Sr. Sub. Notes
             13.00%, 7/15/02                         B3          500        540,000
            Magellan Health Services, Inc.
             Series A, Sr. Sub. Notes
             11.25%, 4/15/04                         B2          250        273,750
            Meditrust
             Convertible Debentures
             7.50%, 3/1/01                         Baa3        3,000      3,060,000
            Motels of America, Inc.,
             Series B, Sr. Sub. Notes
             12.00%, 4/15/04                         B3          500        496,875
            OrNda HealthCorp.
             Sr. Sub. Notes
             12.25%, 5/15/02                         B2        1,000      1,100,000
            Red Roof Inns, Inc.
             Sr. Exchange Notes
             9.625%, 12/15/03                        B3          900        882,000
            Regency Health Services, Inc.
             Gtd. Sr. Sub. Notes
             9.875%, 10/15/02                        B2          600        594,000
            Santa Fe Hotel, Inc.
             First Mortgage Notes
             11.00%, 12/15/00                        B2          363        228,690
            Sea Containers Ltd.
             Sr. Sub. Debentures
             12.50%, 12/1/04                         B1          500        540,000
            Station Casinos, Inc.
             Sr. Sub. Notes
             9.625%, 6/1/03                          B2          450        443,813
            Trump's Castle Funding, Inc.
             Mortgage Bonds
             11.75%, 11/15/03                       Caa          500        432,500
            Trump Plaza Funding, Inc.
             First Mortgage Notes
             10.875%, 6/15/01                        B3          850        879,750

    The accompanying notes are an integral part of the financial statements.

                                                                 Face
                                                 Moody's       Amount         Value
                                                 Ratings        (000)    (Note A-1)
----------------------------------------------------------------------------------
-----------------
   (4)(10)  Trump Taj Mahal Funding, Inc.
             Series A, Debentures
             11.35%, 11/15/99                       Caa   $    1,804   $  1,736,679
            Wright Medical Technology
             Series B, Sr. Secured
             Debentures
             10.75%, 7/1/00                          B3        1,000      1,030,000
                                                                       ------------
            GROUP TOTAL                                                  29,910,613
                                                                       ------------
----------------------------------------------------------------------------------
-----------------
TRANSPORTATION (2.6%)
       (3)  Ameritruck Distribution Corp.
             Gtd. Sr. Sub. Notes
             12.25%, 11/15/05                        B3          250        247,500
            CHC Helicopter Corp.
             Yankee Sr. Sub. Notes
             11.50%, 7/15/02                         B3          750        663,750
            Ferrovie dello Stato
             Notes
             9.125%, 7/6/09                         N/R        3,000      3,672,000
            USAir, Inc.
             Gtd. Sr. Notes
             10.00%, 7/1/03                          B3        1,000        870,000
                                                                       ------------
            GROUP TOTAL                                                   5,453,250
                                                                       ------------
----------------------------------------------------------------------------------
-----------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $174,549,342)                                                   171,849,479
                                                                       ------------
----------------------------------------------------------------------------------
-----------------
GOVERNMENT & AGENCY SECURITIES (3.3%)
----------------------------------------------------------------------------------
-----------------
COLLATERALIZED MORTGAGE OBLIGATIONS (2.9%)
  Federal National Mortgage Association
            REMIC-PAC Series 1989-23,
             Class D
             10.20%, 9/25/18                        Aaa        4,348      4,655,056
            STRIPS, Series H, Class 2
             11.50%, 5/1/09                         Aaa        1,342      1,473,219
                                                                       ------------
            GROUP TOTAL                                                   6,128,275
                                                                       ------------
----------------------------------------------------------------------------------
-----------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (0.2%)
            Various Pools:
             10.50%, 9/15/15-8/15/16                Aaa          345        385,784
                                                                       ------------
----------------------------------------------------------------------------------
-----------------
U.S. TREASURY BOND (0.2%)
            7.125%, 2/15/23                         Aaa          290        331,598
                                                                       ------------
----------------------------------------------------------------------------------
-----------------
TOTAL GOVERNMENT & AGENCY SECURITIES
  (Cost $6,685,739)                                                       6,845,657
                                                                       ------------
----------------------------------------------------------------------------------
-----------------

                                                                 Face
                                                 Moody's       Amount         Value
                                                 Ratings        (000)    (Note A-1)
----------------------------------------------------------------------------------
-----------------
COLLATERALIZED SECURITY (3.5%)
----------------------------------------------------------------------------------
-----------------
COLLATERALIZED MORTGAGE OBLIGATIONS (3.5%)
            Drexel, Burnham & Lambert Trust
             REMIC-PAC, Series S, Class 2
             9.00%, 8/1/18                          Aaa   $    7,260   $  7,437,046
                                                                       ------------
----------------------------------------------------------------------------------
-----------------
TOTAL COLLATERALIZED SECURITY
  (Cost $7,741,098)                                                       7,437,046
                                                                       ------------
----------------------------------------------------------------------------------
-----------------
ASSET BACKED OBLIGATIONS (3.2%)
----------------------------------------------------------------------------------
-----------------
            Green Tree Financial Corp.
             Manufactured Housing
             Installment Sale Contracts
              Series 1993-4, Class B1
              7.20%, 1/15/19                       Baa3        2,000      2,010,000
            Household Affinity Credit Card
             Master Trust I
             Series 1993-3, Class B
             4.95%, 3/15/99                          A2        2,500      2,482,800
       (9)  Merrill Lynch Home Equity
             Acceptance Trust
             Series 1994-A, Class A2
             6.656%, 7/17/22                         A3        2,215      2,211,982
----------------------------------------------------------------------------------
-----------------
TOTAL ASSET BACKED OBLIGATIONS
  (Cost $6,558,742)                                                       6,704,782
                                                                       ------------
----------------------------------------------------------------------------------
-----------------
                                                               Shares
----------------------------------------------------------------------------------
-----------------
COMMON STOCKS (0.6%)
----------------------------------------------------------------------------------
-----------------
COMMUNICATIONS (0.0%)
            Pagemart, Inc.                                     7,000              0
            Pegasus Media & Communications,
             Inc.                                                 25              0
                                                                       ------------
            GROUP TOTAL                                                           0
                                                                       ------------
----------------------------------------------------------------------------------
-----------------
CONSUMER PRODUCTS (0.3%)
 (1)(5)(6)  Applause Enterprises, Inc.
             (acquired 11/8/91, cost
             $144,400)                                         3,800         11,400
       (1)  Specialty Foods, Inc.                             30,000         30,000
 (1)(5)(6)  TLC Beatrice International
             Holdings, Inc.
             (acquired 11/19/91-11/26/91,
             cost $1,018,750)                                 25,000        575,000
                                                                       ------------
            GROUP TOTAL                                                     616,400
                                                                       ------------
----------------------------------------------------------------------------------
-----------------

    The accompanying notes are an integral part of the financial statements.

                                                                              Value
                                                               Shares    (Note A-1)
----------------------------------------------------------------------------------
-----------------
FINANCE (0.0%)
(1)(5)(6)(7) Westfed Holdings, Inc., Class B
             (acquired 9/20/88, cost $383)                    12,670   $          0
                                                                       ------------
----------------------------------------------------------------------------------
-----------------
INDUSTRIAL (0.2%)
            Ampex Corp., Class A                              90,000        360,000
                                                                       ------------
----------------------------------------------------------------------------------
-----------------
MANUFACTURING (0.1%)
(1)(5)(6)(7) CIC I Acquisition Corp.
             (acquired 10/18/89, cost
             $1,076,715)                                       2,944        200,192
       (1)  Polyvision Corp.                                   6,731         13,883
                                                                       ------------
            GROUP TOTAL                                                     214,075
                                                                       ------------
----------------------------------------------------------------------------------
-----------------
RETAIL TRADE (0.0%)
 (1)(5)(6)  Jewel Recovery L.P.
             (acquired 7/30/93, cost $0)                      49,559              0
                                                                       ------------
----------------------------------------------------------------------------------
-----------------
SERVICES (0.0%)
            Capital Gaming International                       6,667            533
 (1)(5)(6)  Lady Luck Gaming Corp.
             (acquired 2/15/94-2/22/94,
             cost $144,532)                                   11,040          4,416
    (1)(3)  Motels of America, Inc.                              500         37,500
                                                                       ------------
            GROUP TOTAL                                                      42,449
                                                                       ------------
----------------------------------------------------------------------------------
-----------------
TOTAL COMMON STOCKS
  (Cost $2,869,075)                                                       1,232,924
                                                                       ------------
----------------------------------------------------------------------------------
-----------------
PREFERRED STOCKS (1.0%)
----------------------------------------------------------------------------------
-----------------
COMMUNICATIONS (0.2%)
       (3)  SD Warren Co.                                     12,000        378,000
                                                                       ------------
----------------------------------------------------------------------------------
-----------------
FINANCE (0.0%)
(1)(5)(6)(7) Westfed Holdings, Inc., Class A
             (acquired 9/20/88-6/18/93,
             cost $3,611,992)                                 42,759              0
                                                                       ------------
----------------------------------------------------------------------------------
-----------------
MANUFACTURING (0.1%)
       (1)  Alpine Group, Inc.                                 3,696        166,320
                                                                       ------------
----------------------------------------------------------------------------------
-----------------
OIL, GAS & ELECTRIC (0.7%)
       (1)  Consolidated Hydro, Inc., Class
             H                                                 3,000      1,635,000
                                                                       ------------
----------------------------------------------------------------------------------
-----------------
TOTAL PREFERRED STOCKS
  (Cost $5,515,638)                                                       2,179,320
                                                                       ------------
----------------------------------------------------------------------------------
-----------------
                                                                              Value
                                                               Shares    (Note A-1)

----------------------------------------------------------------------------------
-----------------
WARRANTS (0.3%)
----------------------------------------------------------------------------------
-----------------
       (1)  American Telecasting, Inc.,
             expiring 6/23/99                                    525   $      2,625
    (1)(3)  Boomtown, Inc.,
             expiring 11/1/98                                    500              0
 (1)(3)(6)  Capital Gaming International,
             expiring 2/1/99                                   5,687             57
       (1)  Casino America, Inc.,
             expiring 11/15/96                                 3,263              0
       (1)  Casino Magic Corp.,
             expiring 10/14/96                                 9,000            450
       (1)  CHC Helicopter Corp.,
             expiring 12/15/00                                 6,000          3,900
       (1)  Commodore Media, Inc.,
             expiring 5/1/00                                     300          3,150
       (1)  Consolidated Hydro, Inc.,
             expiring 12/31/03                                 5,400         27,000
       (1)  County Seat Stores,
             expiring 10/15/98                                 1,520          1,520
    (1)(6)  Crown Packaging Holdings,
             expiring 11/1/03                                  2,000         16,000
       (1)  Dial Call Communications,
             expiring 4/25/99                                    750              8
 (1)(3)(6)  Elsinore Corp.,
             expiring 10/8/98                                 79,941              0
            General Media,
       (1)  expiring 12/22/00                                    500          2,500
       (1)  expiring 12/31/00                                    625          3,125
    (1)(3)  Great American Cookie,
             expiring 1/30/00                                    225              0
       (1)  Gulf States Steel Acquisition
             Corp,
             expiring 4/15/00                                    400              0
       (1)  Hemmeter,
             expiring 12/15/99                                 9,000              0
       (1)  Icon Health & Fitness, Inc.,
             expiring 11/14/99                                   500              0
    (1)(3)  In-Flight Phone Corp.,
             expiring 8/31/02                                  1,000              0
    (1)(3)  IntelCom Group, Inc.,
             expiring 9/15/05                                  2,145              0
       (1)  MVE Inc.,
             expiring 2/15/02                                    650              0
       (1)  Petro Shopping Centers L.P.,
             expiring 6/1/97                                     500         17,000
       (1)  Presidential Riverboat Casinos,
             expiring 9/23/96                                  6,000              0
    (1)(3)  Purity Supreme,
             expiring 8/1/97                                   5,198              0
    (1)(3)  Renaissance Cosmetics,
             expiring 4/3/01                                   3,000         67,500
       (1)  SD Warren Co.,
             expiring 12/15/06                                12,000         60,000
       (1)  Sheffield Steel Corp.,
             expiring 11/1/01                                  6,250         31,250
----------------------------------------------------------------------------------
-----------------

    The accompanying notes are an integral part of the financial statements.

                                                                              Value
                                                               Shares    (Note A-1)
----------------------------------------------------------------------------------
-----------------
       (1)  Spanish Broadcasting System,
             expiring 6/29/99                                  1,500   $    255,000
       (1)  Uniroyal Technology Corp.,
             expiring 6/1/03                                   5,000         12,500
       (1)  United International Holdings,
             expiring 11/15/99                                 2,950              0
    (1)(3)  Wright Medical Technology,
             expiring 6/30/03                                    618        101,911
----------------------------------------------------------------------------------
-----------------
TOTAL WARRANTS
  (Cost $435,671)                                                           605,496
                                                                       ------------
----------------------------------------------------------------------------------
-----------------
RIGHTS (0.0%)
----------------------------------------------------------------------------------
-----------------
       (1)  Terex Corp.,
             expiring 5/15/02 (Cost $0)                        6,000              0
                                                                       ------------
----------------------------------------------------------------------------------
-----------------

                                                                 Face
                                                 Moody's       Amount
                                                 Ratings        (000)
----------------------------------------------------------------------------------
-----------------
UNITS (2.2%)
----------------------------------------------------------------------------------
-----------------
    (3)(8)  American Communication
             Services, Inc.
             Sr. Discount Notes
             0.00%, 11/1/05                         N/R   $    2,000      1,095,000
            Cellular Communications
             International, Inc. Notes
             Zero Coupon, 8/15/00                    B3        2,000      1,245,000
            Decorative Home Accents, Inc.
             Sr. Notes
             13.00%, 6/30/02                         B2          500        500,000
    (3)(8)  GST Telecommunications
             Sr. Discount Notes
             0.00%, 12/15/05                        N/R          200        920,800
            Horseshoe Gaming L.L.C.
             12.75%, 9/15/00                         B1          500        498,125
    (3)(8)  Winstar Communications
             0.00%, 10/15/05                        N/R          250        391,250
----------------------------------------------------------------------------------
-----------------
TOTAL UNITS
  (Cost $4,481,891)                                                       4,650,175
                                                                       ------------
----------------------------------------------------------------------------------
-----------------
                                                                 Face
                                                               Amount         Value
                                                                (000)    (Note A-1)

----------------------------------------------------------------------------------
-----------------
SHORT-TERM INVESTMENT (2.5%)
----------------------------------------------------------------------------------
-----------------
REPURCHASE AGREEMENT (2.5%)
            Paine Webber, 5.80%, dated 12/29/95, due
             1/2/96, to be repurchased at $5,355,449,
             collateralized by $5,750,000 U.S. Treasury
             Bills, due 12/12/96, valued at $5,457,285
             (Cost $5,352,000)                            $    5,352   $  5,352,000
                                                                       ------------
----------------------------------------------------------------------------------
-----------------
TOTAL INVESTMENTS (98.3%)
  (Cost $214,189,196)                                                   206,856,879
                                                                       ------------
----------------------------------------------------------------------------------
-----------------
OTHER ASSETS IN EXCESS OF LIABILITIES (1.7%)
                                                                          3,584,083
                                                                       ------------
----------------------------------------------------------------------------------
-----------------
NET ASSETS (100%)
            Applicable to 24,385,367 issued and
             outstanding $.001 par value shares
             (authorized 100,000,000 shares)                           $210,440,962
                                                                       ------------
                                                                       ------------
----------------------------------------------------------------------------------
-----------------
N/R--Not Rated.
PAC--Planned Amortization Class.
REMIC--Real Estate Mortgage Investment Conduit.
STRIPS--Separate Trading of Registered Interest and Principal Securities.
 (1) Non-income producing security.
 (2) Defaulted security.
 (3) 144A Security. Certain conditions for public sale may exist.
 (4) Payment in kind bond. Market value includes accrued interest.
 (5)  Restricted  as  to  private  and  public  resale.  Total  cost  of restricted securities at December 31, 1995  aggregated $5,996,772. Total market value  of restricted  securities owned at December 31, 1995  was $791,008 or 0.4% of net assets.
 (6) Private Placement.
 (7) Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.
 (8) Step Bond--Coupon rate is low or zero for an initial period and then increases to a higher coupon  rate thereafter. Maturity date  disclosed is the  ultimate maturity.
 (9)  Floating Rate--The  interest rate changes  on these instruments  based upon a designated base rate.  The rates  shown are those  in effect  at December  31,
     1995.
(10)  9.375% of 11.35% represents amount paid  in cash, the remainder is payment in kind.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES                      December 31, 1995
--------------------------------------------------------------------------
ASSETS:
    Investments at Value
      (Cost $208,837,196) (Note A-1)........................  $201,504,879
    Repurchase Agreement at Value
      (Cost $5,352,000) (Note A-3)..........................     5,352,000
    Interest Receivable (Note A-4)..........................     3,981,098
    Other Assets............................................        17,004
--------------------------------------------------------------------------
        Total Assets........................................   210,854,981
--------------------------------------------------------------------------
LIABILITIES:
    Payables:
      Investment Advisory Fees (Note B).....................       263,645
      Professional Fees.....................................        42,850
      Shareholders' Reports.................................        39,420
      Shareholder Servicing Fees............................        35,395
      Administrative Fees (Note C)..........................        22,792
      Custodian Fees........................................         9,105
      Directors' Fees.......................................           812
--------------------------------------------------------------------------
        Total Liabilities...................................       414,019
--------------------------------------------------------------------------
NET ASSETS..................................................  $210,440,962
NET ASSETS CONSIST OF:
    Capital Shares at $.001 Par Value.......................   $    24,385
    Capital Paid in Excess of Par Value.....................   224,976,068
    Undistributed Net Investment Income.....................     5,506,988
    Accumulated Net Realized Loss...........................   (12,734,162)
    Unrealized Depreciation on Investments..................    (7,332,317)
NET ASSETS APPLICABLE TO 24,385,367 ISSUED AND OUTSTANDING
  SHARES (AUTHORIZED 100,000,000 SHARES)....................  $210,440,962
NET ASSET VALUE PER SHARE...................................   $      8.63
--------------------------------------------------------------------------
--------------------------------------------------------------------------

STATEMENT OF OPERATIONS                                          Year Ended
                                                          December 31, 1995
---------------------------------------------------------------------------
INVESTMENT INCOME:
    Interest (Note A-4).....................................    $22,848,542
    Dividends (Note A-4)....................................          4,264
---------------------------------------------------------------------------
      Total Income..........................................     22,852,806
---------------------------------------------------------------------------
EXPENSES:
    Investment Advisory Fees (Note B).......................      1,026,453
    Administrative Fees (Note C)............................        262,926
    Shareholder Servicing Fees..............................        179,009
    Shareholders' Reports...................................        110,412
    Interest Expense........................................         52,080
    Professional Fees.......................................         49,169
    Custodian Fees..........................................         45,374
    Directors' Fees and Expenses............................         39,358
    Other...................................................        124,482
---------------------------------------------------------------------------
      Total Expenses........................................      1,889,263
---------------------------------------------------------------------------
        Net Investment Income...............................     20,963,543
---------------------------------------------------------------------------
NET REALIZED LOSS ON INVESTMENTS............................       (841,746)
---------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/ DEPRECIATION ON
  INVESTMENTS...............................................     12,472,856
---------------------------------------------------------------------------
Net Realized Loss and Change in Unrealized
  Appreciation/Depreciation.................................     11,631,110
---------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations........    $32,594,653
---------------------------------------------------------------------------
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
                                                                                                             Year Ended
                                                                                          Year Ended       December 31,
                                                                                   December 31, 1995               1994

--------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net Investment Income.......................................................        $ 20,963,543       $ 20,163,636
    Net Realized Gain (Loss) on Investments.....................................            (841,746)           950,302
    Change in Unrealized Appreciation/Depreciation on Investments...............          12,472,856        (26,532,132)
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.................          32,594,653         (5,418,194)
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
    Net Investment Income.......................................................         (18,532,879)       (17,557,465)
-----------------------------------------------------------------------------------------------------------------------
      Total Increase (Decrease) in Net Assets...................................          14,061,774        (22,975,659)
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
    Beginning of Year...........................................................         196,379,188        219,354,847
-----------------------------------------------------------------------------------------------------------------------
    End of Year (Including undistributed net investment income of $5,506,988 and
     $3,076,324, respectively)..................................................        $210,440,962       $196,379,188
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

                                                    Year Ended December 31,
                      ------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS            1995*            1994             1993             1992               1991
PER SHARE OPERATING
PERFORMANCE:
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF
 YEAR...............         $  8.05          $  9.00          $  8.42          $  8.28             $ 7.25
----------------------------------------------------------------------------------------------------------
Investment
 Activities:
    Net Investment
     Income.........            0.86             0.83             0.91             0.89               0.89
    Net Realized and
     Unrealized Gain
     (Loss) on
     Investments....            0.48            (1.06)            0.57             0.08               1.04
----------------------------------------------------------------------------------------------------------
      Total from
       Investment
       Activities...            1.34            (0.23)            1.48             0.97               1.93
----------------------------------------------------------------------------------------------------------
Distributions:
    Net Investment
     Income.........           (0.76)           (0.72)           (0.90)           (0.83)             (0.90)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END
 OF YEAR............         $  8.63          $  8.05          $  9.00          $  8.42            $  8.28
----------------------------------------------------------------------------------------------------------
PER SHARE MARKET
 VALUE, END OF
 YEAR...............         $  7.88          $  7.00          $  8.50          $  8.38            $  8.38
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT
 RETURN:
    Net Asset
     Value (1)......           17.41%           (2.67)%          18.47%           11.95%             27.71%
    Market Value....           24.34%           (9.48)%          12.46%           12.09%             50.81%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
RATIOS AND
 SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Net Assets, End of
 Year (Thousands)...        $210,441         $196,379         $219,355         $203,846           $199,857
----------------------------------------------------------------------------------------------------------
Ratio of Expenses to
 Average Net
 Assets.............            0.92%            0.83%            0.88%            0.86%              0.87%
Ratio of Net
 Investment Income
 to Average Net
 Assets.............           10.22%            9.75%           10.34%           10.38%             11.12%
Portfolio Turnover
 Rate...............            44.1%            70.6%           117.5%           115.2%              53.3%
----------------------------------------------------------------------------------------------------------
 *BEA Associates replaced CS First Boston Investment Management as the Fund's investment adviser effective
  June 13, 1995, as explained in Note B.
(1)Total  investment return based on per share net asset value reflects the effects of change in net asset value on the  performance of  the Fund  during each  period, and  assumes dividends  and capital  gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's  investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.

  Note:Current period permanent book-tax differences, if any,  are not included in the calculation of  net investment income per share.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
------------

BEA Income Fund, Inc. (the "Fund"), formerly CS First Boston Income Fund, Inc., was incorporated on February 11, 1987 and is registered as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund's investment objective is to seek current income through investments primarily in debt securities.

A. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reported results could differ from those estimates.

1. SECURITY VALUATION: Market values for fixed income securities are valued at the latest quoted bid price in the over-the-counter market. However, fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Other securities listed on an exchange are valued at the latest quoted sales prices on the day of valuation or if there was no sale on such day, the last bid price quoted on such day. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Securities for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors. Such securities have a value of $200,192 (or 0.10% of net assets) at December 31, 1995. In determining fair value, consideration is given to cost, operating and other financial data.

  The Fund may invest up to 10% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). These securities are valued pursuant to the valuation procedures noted above.

2. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

  Paid in  capital,  undistributed net  investment  income and  accumulated  net
  realized   loss  have  been  adjusted  for  prior  period  permanent  book-tax differences.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Interest income is recognized on the accrual basis. Discounts on securities purchased are amortized according to the effective yield method over their respective lives. Discount or premium on mortgage backed securities is recognized upon receipt of principal payments on the underlying mortgage pools. Dividend income is recorded on the ex-dividend date.

5. DIVIDENDS AND DISTRIBUTIONS: The Fund pays dividends of net investment income monthly and makes distributions at least annually of any net capital gains in excess of applicable capital losses, including capital loss carryforward. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gains distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. These differences are principally due to the timing of the recognition of defaulted bond interest.

B. Effective June 13, 1995, BEA Associates (the "Adviser") provides investment advisory services to the Fund under the terms of an Advisory Agreement. Under the Advisory Agreement, the Adviser is paid a fee, computed weekly and payable quarterly at an annual rate of .50% of average weekly net assets. Prior to June 13, 1995, CS First Boston Investment Management Corporation provided investment advisory services to the Fund under substantially the same terms, conditions and fees as stated above.

C. Effective September 1, 1995, The Chase Manhattan Bank, N.A. ("Chase"), through its affiliate Chase Global Funds Services Company ("CGFSC" or the "Administrator"), formerly Mutual Funds Service Company ("MFSC"), provides administrative services to the Fund under the terms of an Administration Agreement. Under the Agreement, the Administrator is paid a fee, computed weekly and payable monthly, at an annual rate of .15% of the Fund's first $100 million of average weekly net assets, .10% of the Fund's next $300 million of average weekly net assets and .05% of the Fund's average weekly net assets in excess of $400 million. Prior to September 1, 1995, MFSC provided administrative services to the Fund under substantially the same terms, conditions and fees as stated above.

Effective September 1, 1995, Chase provides custodial services to the Fund. Under the Custody Agreement, Chase is paid a fee, computed weekly and payable monthly, at an annual rate of .03% of the Fund's first $50 million of average weekly net assets, .02% of the Fund's next $50 million of average weekly net assets and .01% of the Fund's average weekly net assets in excess of $100 million. Prior to September 1, 1995, United States Trust Company of New York ("U.S. Trust") provided custodial services to the Fund under substantially the same terms, conditions and fees as stated above.

Effective September 1, 1995, CGFSC, provides transfer agent services to the Fund. Under the Transfer Agent Agreement, CGFSC is paid a fee based on the number of accounts in the Fund per year. In addition, the Fund is charged certain out-of-pocket expenses by CGFSC. Prior to September 1, 1995, U.S. Trust provided transfer agent services to the Fund under substantially the same terms, conditions and fees as stated above.

D. During the year ended December 31, 1995, the Fund made purchases of $80,995,008 and sales of $83,905,164 of investment securities other than U.S. Government securities and short term investments. During the year ended December 31, 1995, purchases and sales of U.S. Government securities were $7,741,379 and $6,294,630, respectively. At December 31, 1995, the cost of investments for Federal income tax purposes was $214,189,196. Accordingly, net unrealized depreciation for Federal income tax purposes aggregated $7,332,317, of which $7,521,067 related to appreciated securities and $14,853,384 related to depreciated securities.

At December 31, 1995 the Fund had a capital loss carryforward of $12,734,162 available to offset future capital gains of which $1,138,924, $4,585,038, $882,969, $3,865,851 and $2,261,380 will expire on December 31, 1997, 1998,
1999, 2000 and 2003, respectively.

E. At December 31, 1995, 68.5% of the Fund's net assets comprised high yield fixed income securities. The financial condition of the issuers of the securities and general economic conditions may affect the issuers' ability to make payments of income and principal, as well as the market value of the securities. Such investments may also be less liquid and more volatile than investments in higher rated fixed income securities.

F. The Fund's Board of Directors has approved a share repurchase program authorizing the Fund from time to time to make open-market purchases on the New York Stock Exchange of up to 10 percent of the Fund's shares outstanding as of December 11, 1990. There were no repurchases of shares during the year ended December 31, 1995.

                                   G. Summary of quarterly results of operations (Unaudited):
                                                               AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS
                                                                             THREE MONTHS ENDED
                                           --------------------------------------------------------------------------------------
                                              MARCH 31, 1995        JUNE 30, 1995       SEPTEMBER 30, 1995    DECEMBER 31, 1995
                                           --------------------  --------------------  --------------------  --------------------
Investment Income........................  $   5,429  $    0.22  $   6,009  $    0.25  $   5,703  $    0.23  $   5,712  $    0.23
Net Investment Income....................      4,969       0.20      5,582       0.23      5,205       0.21      5,208       0.22
Net Realized Gain/Loss and Change in
 Unrealized Appreciation/Depreciation on
 Investments.............................      5,992       0.25      4,955       0.20        343       0.02        341       0.01
Net Increase in Net Assets Resulting from
 Operations..............................     10,961       0.45     10,537       0.43      5,548       0.23      5,549       0.23


                                              MARCH 31, 1994        JUNE 30, 1994       SEPTEMBER 30, 1994    DECEMBER 31, 1994
                                           --------------------  --------------------  --------------------  --------------------
Investment Income........................  $   5,427  $    0.22  $   5,532  $    0.23  $   5,512  $    0.23  $   5,412  $    0.22
Net Investment Income....................      4,954       0.20      5,093       0.21      5,105       0.21      5,011       0.21
Net Realized Gain/Loss and Change in
 Unrealized Appreciation/Depreciation on
 Investments.............................     (6,727)     (0.28)    (7,923)     (0.32)    (6,059)     (0.25)    (4,873)     (0.21)
Net Increase (Decrease) in Net Assets
 Resulting from Operations...............     (1,773)     (0.08)    (2,830)     (0.11)      (954)     (0.04)       138       0.00

REPORT OF INDEPENDENT ACCOUNTANTS
------

To the Shareholders and Board of Directors of BEA Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of BEA Income Fund, Inc. (the "Fund") at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York

February 13, 1996

DESCRIPTION OF DIVIDEND REINVESTMENT
AND CASH PURCHASE PLAN
-----------------

    Pursuant to the BEA Income Fund, Inc.'s (the "Fund") Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless the Fund's transfer agent as the Plan Agent (the "Plan Agent"), is otherwise instructed by the shareholder in writing, to have all dividends and distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for the Fund, at the address set forth below. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's common stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.
    Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Fund and (b) certain capital gains earned by the Fund that are derived from securities of certain foreign issuers are subject to taxes payable by the Fund at the time amounts are remitted. Such taxes, if any, will be borne by the Fund and allocated to all shareholders in proportion to their interests in the Fund.
    The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of the Fund valued at the lower of market price or net asset value as determined at the time of purchase (generally on the payable date of the dividend) as set forth below. Whenever market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at a price equal to net asset value but not less than 95% of the then current market price of the Fund shares. The Fund will not issue shares under the Plan below net asset value. If net asset value determined as at the time of purchase exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash (i.e., if the Board of Directors should preclude reinvestment at net asset value), the Agent will, as agent for the participants, endeavor to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, on behalf of all participants, and will allocate to you your pro rata portion based on the average price paid (including brokerage commissions) for all shares purchased. Shares acquired on behalf of participants in the open market will be purchased at the prevailing market price. Fractions of a share allocated to you will be computed to four decimal places. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.
    For all purposes of the Plan: (a) the market price of the Fund's common stock on a dividend payment date shall be the last sale price on the New York Stock Exchange on that date, or, if there is no such sale, then the mean between the closing bid and asked quotations for such stock, and (b) net asset value per share of the Fund's commons stock on a particular date shall be as determined by or on behalf of the Fund.
    Participants in the Plan have the option of making additional cash payments to the Plan Agent, monthly, in any amount from $100 to $3,000, for investment in the Fund's common stock. Shareholders should be aware that cash contributions will be used to purchase shares of the Fund in the open market regardless of whether such shares are selling above, at or below the net asset value of the Fund. As a result, shareholders may be purchasing shares at a market price that reflects a premium to the Fund's net asset value.
    Cash contributions should be in the form of a check or money order and made payable in U.S. dollars and directed to The Chase Manhattan Bank N.A., Dividend Reinvestment Department -- Retail, 770 Broadway, New York, NY 10003-9598. Deliveries to any other address do not constitute valid delivery.
    A detachable form for use in making voluntary cash payments will be attached to each Dividend Reinvestment Plan statement you receive. The same amount of money need not be sent each month and there is no obligation to make an optional cash payment each month.
    Payments received by the Agent will be used to purchase stock under the Plan. Prior to such purchase of stock by the Agent, no interest will be paid on such funds sent to the Agent. Therefore, voluntary cash payments should be sent to reach the Agent shortly (but at least five business days) before the dividend payment date. Voluntary cash payments received after the five business day deadline will be invested by the Agent on the next succeeding dividend payment date. Dividend payment dates are expected to be the 15th (or next business day) of each month.

    You may obtain a refund of any voluntary cash payment if a request for such a refund is received in writing by the Agent not less than 48 hours before the next succeeding dividend payment.
    There is no charge to participants for reinvesting dividends or capital gains distributions. The Agent's fees for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends, capital gains distributions, or voluntary cash payments.
    Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Agent will be purchasing stock for all participants in blocks and pro rating the lower commissions thus attainable.
    The receipt of dividends and distributions in stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends and distributions.
    While the Fund presently intends to continue the Plan indefinitely, experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders of the Fund at least 30 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent by at least 30 days' written notice to all shareholders of the Fund.
    Any notices, questions or other correspondence regarding the Plan should be addressed to The Chase Manhattan Bank, N.A., Customer Service Department, 770 Broadway, New York, NY 10003-9598. Be sure to include a reference to BEA Income Fund, Inc. or you may call (800) 428-8890.